Exhibit 99.1

Developing a Sublingual Formulation of Apomorphine to Rapidly Convert Parkinson’s Patients from OFF to ON State Analyst & Investor Day New York, NY July 19, 2016 www.cynapsus.ca

2 Analyst & Investor Day July 19, 2016 Kristen Galfetti Vice President, Investor Relations Cynapsus Therapeutics 2

3 This presentation has been prepared by Cynapsus Therapeutics Inc . , “Cynapsus” or the “Company,” for informational purposes only and not for any other purpose . Certain information contained in this presentation and statements made orally herein relate to or are based on studies, publications and other data obtained from third - party sources and Cynapsus’ own internal estimates and research . While Cynapsus believes these third - party sources to be reliable as of the date hereof, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of any information obtained from third - party sources . This presentation contains "forward - looking statements" within the meaning of applicable securities laws, including, without limitation, the Company’s expectation for filing and NDA in the first half of 2017 ; expectations regarding the Company’s clinical and regulatory activities, including without limitation, the anticipated timing, completion and results of Phase 3 and other clinical studies ; and beliefs related to potential benefits and effectiveness of, and demand for, the Company’s product candidate . These forward - looking statements include information about possible or assumed future results of the Company’s business, financial condition, results of operations, liquidity, plans and objectives . In some cases, you can identify forward - looking statements by terminology such as “believe,” “may,” “estimate,” “continue,” “anticipate,” “intend,” “should,” “plan,” “expect,” “predict,” “potential,” or the negative of these terms or other similar expressions . These forward - looking statements are based on the Company’s current expectations and beliefs and inherently involve significant risks and uncertainties . Actual results and the timing of events could differ from those anticipated in such forward - looking statements as a result of risks and uncertainties, which include, but are not limited to those factors identified under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10 - Q for the quarter ended March 31 , 2016 filed with the United States Securities and Exchange Commission (the “SEC”) on May 11 , 2016 , and its other filings and reports in the United States with the SEC available on the SEC’s web site at www . sec . gov, and in Canada with the various Canadian securities regulators, which are available online at www . sedar . com . Furthermore, unless otherwise stated, the forward - looking statements contained in this presentation are made as of the date hereof, and the Company has no intention and undertakes no obligation to update or revise any forward - looking statements, whether as a result of new information, future events, changes or otherwise, except as required by law . This presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of, securities of Cynapsus in any state, province or other jurisdiction in which such offer, solicitation, or sale would be unlawful . The information contained in this presentation may not be reproduced or distributed, in whole or in part, to any other person or published, in whole or in part, for any purpose without the express written consent of Cynapsus . Forward Looking Statements 3

4 Meeting Agenda & Speakers 4 • Welcome • Kristen Galfetti , VP Investor Relations • Introduction • Anthony Giovinazzo, President & CEO • APL - 130277 Development Plan • Albert Agro, Chief Medical Officer • Landscape / Unmet Medical Need / Global Experience with SC Apomorphine • C. Warren Olanow • EU Experience with On - Demand Apomorphine • Fabrizio Stocchi • Commercial Opportunity / Commercial Preparedness /Corporate Update • Anthony Giovinazzo, President & CEO • Q&A

5 Agenda Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience with SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A 5

6 Seasoned and Experienced Senior Management Team Anthony Giovinazzo, MBA, President & CEO, Director • 22+ years CNS experience (Parkinson’s, Alzheimer’s, Pain, Anxiety), including clinical development, IP protection, licensing and M&A • Led the turnaround strategy for Cynapsus from 2009; the U.S. IPO in 2015; raised gross proceeds of US$ 72.5 million • Is one of three original inventors of the Cynapsus APL - 130277 technology • In addition, 16 years international tax and investment banking experience with deep kn owledge of capital markets • MBA from IMD (Switzerland), Leadership and Strategy in Pharmaceuticals and Biotech Program (Harvard) • C.Dir, and A.C.C. from The Directors College Dr. Thierry Bilbault, PhD, Chief Scientific Officer & EVP CMC • 20+ years senior management experience with global large pharmaceutical companies • 50+ product launches internationally, including over 10 U.S. New Drug Applications; 10+ years thin film expertise • Held senior executive positions at Galderma, Novartis, Pfizer and Alcon Laboratories • MS in Biological Engineering from CUST Engineering (Clermont - Ferrand, France), and Ph.D. in Molecular and Cellular Biology from Clermont - Ferrand II (Clermont - Ferrand, France) Dr. Albert Agro, PhD, Chief Medical Officer • 18+ years CNS and Parkinson’s clinical development, New Drug Applications and approvals • Held scientific and executive positions at TransTech Pharma, Axon, Boehringer Ingelheim and Bayer • Ph.D. from the Department of Medicine at McMaster University Andrew Williams, MBA, Chief Operating Officer and Chief Financial Officer • 17+ years finance, operations and consulting, 10 yrs. working in CNS (Parkinson’s and Pain) • Co - founded Cynapsus in 2004; led the Canadian IPO transaction in 2006 and the U.S. IPO in 2015; responsible for public company operations from 2006 to present • BAH from Queen’s University and MBA from Richard Ivey School of Business 6

7 Analyst & Investor Day July 19, 2016 Anthony Giovinazzo President & CEO Cynapsus Therapeutics 7

8 Agenda 8 Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience with SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A

9 Clinical Experts C. Warren Olanow , M.D., FRCPC • Past Henry P. and Georgette Goldschmidt Professor and Chairman of the Department of Neurology at the Mount Sinai School of Medicine in New York City and is presently Professor Emeritus in the Department of Neurology and in the Department of Neuroscience at this institution • Medical degree from the University of Toronto, performed neurology training at the New York Neurological Institute at Columbia Presbyterian Medical Center at Columbia University • Post - graduate studies in neuroanatomy at Columbia University • Served on the faculties of McGill University, Duke University, and the University of South Florida • Author of more than 500 peer - reviewed article p rimarily related to Parkinson’s disease and neurodegeneration • Past President of the Movement Disorder Society, Past President of International Society of Motor Disturbances and Past Treasurer of the American Neurological Association Fabrizio Stocchi , M.D., Ph.D., • Professor of Neurology and Director of the Parkinson’s disease and Movement Disorders Research Centre at the Institute for Research and Medical Care, IRCCS San Raffaele, Rome, Italy • Scientific Advisor of the Institute for Parkinson’s Disease Research in Vicenza • Awarded MD from the University of L’Aquila and his Ph.D from the University of Catania • Research activities have centered on neuropharmacology in the field of movement disorders and neurodegenerative diseases • Multiple publications including books and papers on the genetics, clinical diagnosis, characterization and treatment of Parkinson’s disease, as well as in preclinical research into the disease • Active member of 11 societies, including the Movement Disorder Society, the European Clinical Neuropharmacology Society and the European Federation Neurological Society 9

10 • Cynapsus is developing APL - 130277, a sublingual formulation of apomorphine • A patented bi - layer sublingual thin film formulated to maximize drug permeability while optimizing film disintegration properties / residence time, stability and buccal tissue compatibility • Rapidly converts Parkinson's disease patients from OFF to ON • Potentially better alternative to subcutaneous (SC) apomorphine • Section 505(b)(2) regulatory pathway • Phase 3 pivotal program underway • Positive Phase 2 results demonstrated rapid, clinically meaningful improvements in motor function 1 • NDA Filing expected in the first half of 2017 • Targeting a significant unmet need with a sizeable market • Strong issued and pending intellectual property APL - 130277: A New Hope for Patients with Parkinson’s Disease (1) As assessed by Movement Disorder Society Unified Parkinson’s Disease Rating Scale (MDS - UPDRS) Part III scores 10

11 Thin Film Strip Manufacturing Program • APL - 130277 drug layer designed to provide mechanical properties to facilitate manufacturability, drug stability, rapid drug diffusion and optimal time under the tongue for desired bioavailability • Buffer layer ensures rapid and complete neutralization of acid generation following drug absorption while providing additional drug permeability • CMC program encompasses robust pharmaceutical development dossier including the Phase 3 clinical and registration batches produced on commercial manufacturing and packaging equipment 11 Ongoing CMC activities include ICH stability studies to generate no less than 12 months data from registration batches at filing

12 12 Apomorphine: Only Drug Approved to Convert PD Patients from OFF to ON (1) 24.2 12.0 24.0 3.7 3.3 5.6 2.1 5.7 1.6 1.2 2.0 1.3 2.7 1.0 1.4 1.5 0.9 1.6 0 5 10 15 20 25 Apomorphine (SC Inj) CVT301 APL130277 (SL film) * Azilect opicapone entacapone pramipexole Neupro Xadago Nouriast Efficacy UPDRS Part-III (Mean change from baseline) Decrease in off time (change from baseline) (hrs) Increase in on time (change from baseline) (hrs) Notes: Apomorphine change in MDS - UPDRS is from OFF to ON, whereas the change in MDS - UPDRS for CVT - 301 is from partial OFF to ON. APL - 1 30277 preliminary data taken from drug titration phase of CTH - 300 clinical trial as reported July 18, 2016. Values not placebo adjusted . Apomorphine is approved in the U.S., Europe and Japan. (1) BioExcel Report - Investment and Partnering Decision Support; * Cynapsus Therapeutics Inc.

13 13 APL - 130277: Potential Distinguishable PK Driven Attributes (1) 0 2 4 6 8 10 12 14 16 18 0 50 100 150 200 250 Apomorphine Concentration (ng/mL) Time (min) Turning ON Hurdle Apomorphine - 3mg APL 130277 - 15mg • Technology imbedded in the thin film system, likely to lower or eliminate irritation • More rounded and lower C - max than SC Apomorphine, potentially resulting in muted AE profile • Sufficient drug in plasma to convert to ON (i.e., more than 2.6 to 3.0 ng/ml) • Rounded PK also displays extended shoulder, potentially resulting in a longer duration than the SC injection (1) APL - 130277 Phase 1 Clinical Trial Results (CTH - 103)

14 □ Q2 2016 – Posters at the American Academy of Neurology Meeting in Vancouver, British Columbia □ Q2 2016 - Meet with European Medicines Agency □ H2 2016 - Thorough QT study to commence □ Q4 2016 - European registration study to commence □ Late Q3 2016 / Early Q4 2016 - Top - line data from CTH - 300 Phase 3 efficacy study □ H1 2017 - Top - line data from CTH - 301 Phase 3 safety study □ H1 2017 - File New Drug Application with U.S. FDA □ H1 2017 – Commence preparations for EU dossier □ Late 2017/Early 2018 – Estimated U.S. approval and product launch Recent and Anticipated Milestones and Estimated Timeline 14

15 Agenda 15 Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience with SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A

16 APL - 130277 Clinical Program Albert Agro, P h.D . Chief Medical Officer Cynapsus Therapeutics 16

17 APL - 130277 Development Roadmap 17 Prepare EU Dossier Prepare and File U.S. NDA 505(b)(2) CTH - 200 Bioavailability & PK Study in H.V. CMC Clinical Trial Manufacturing and Registration Batches Manufacturing 2016 CMC Complete 12 months Stability. Update CTD H.V.= Healthy Volunteers P.K. = Pharmacokinetic Non critical path Critical Path Studies Phase 3 / CTH - 301 Pivotal Safety in PD Patients Phase 3 / CTH - 300 Pivotal Efficacy in PD Patients 2017 2018 Estimated U.S. Approval Phase 2 / CTH - 201 Thorough QT Study Phase 3 / CTH - 302 EU Pivotal Safety Study 2015 Estimated U.S. launch Pre - NDA U.S. FDA Meeting (1) Timing is based on currently available information and is subject to risks and uncertainties. See “Risk Factors” in the Company’s Form 10 - Q for the quarter ended March 31, 2016 filed with the United States Securities and Exchange Commission on May 11, 2016.

18 APL - 130277 Clinical Program CTH - 300 Dose Titration Results 18

19 CTH - 300: Pivotal Efficacy Study On Demand Management of OFF Episodes Monthly in - office visits and at - home diary - based assessments will be recorded for all types of OFF and secondary endpoints Trial Overview: • Enrolment closed June 30, 2016 • Patients entering dose titration: 102 • Planned randomization: 80 • 38 centres in North America • First Patient In: June 2015 • Dose Titration Phase Data: July 2016 • Top Line Data: Late Q3 / Early Q4 19 Dose Titration Phase (DTP) 50% Randomized to Placebo 50% Randomized to APL - 130277 12 - week primary endpoint, key secondary endpoint

20 CTH - 300: Titration Phase Change in MDS - UPDRS Part III (1) (Responders) Highlights • Rapid onset to effect • Robust peak effect • Duration of effect 20 -30 -25 -20 -15 -10 -5 0 0 10 20 30 40 50 60 70 80 90 Mean Change in MDS - UPDRS Part III From Pre - Dose Time (min) Patients Turning ON (n=76) (1) These Phase 3 dose titration results are only a snap shot and the final data and results from the Phase 3 study, when rel eas ed, could differ from such results

21 • Patients entering DTP who turned fully ON with treatment: 83% • Patients who turned fully ON: • 78% within 30 minutes • 38% within 15 minutes • Median Dose Turning to fully ON: 20mg • Onset of Clinical Benefit as assessed by Patient: 5 to 12 minutes CTH - 300: Titration Phase Patients Turning ON 1 21 (1) These Phase 3 dose titration results are only a snap shot and the final data and results from the Phase 3 study, when rel eas ed, could differ from such results

22 CTH - 300 Safety Data: Dose Titration Phase Common Adverse Events: Percentage of Patients (1) N=92 Number of Patients with Event Any AE Mild AE Moderate AE Severe AE N (%) N (%) N (%) N (%) Nausea 15 (16) 12 (13) 2 (2) 1 (1) Dizziness 7 (8) 4 (4) 3 (3) 0 Somnolence 4 (4) 3 (3) 1 (1) 0 Yawning 3 (3) 3 (3) 0 0 Vomiting 2 (2) 1 (1) 1 (1) 0 Symptomatic Hypotension 1 (1) 1 (1) 0 0 Stomatitis/ irritation 0 0 0 0 Highlights • Reduced nausea • Favourable tolerability • No local irritation 22 (1) These Phase 3 dose titration results are only a snap shot and the final data and results from the Phase 3 study, when rel eas ed, could differ from such results

23 • Percentage of Patients with AEs: 37% • Total Discontinuations: 16 • Consent Withdrawal: 2 • Discontinuations due to AEs: • Nausea: 2 • Somnolence: 1 • Headache: 1 • Pre - syncope: 1 • Number of patients who did not turn ON at 35mg: 9 CTH - 300: Safety Overview and Discontinuations During Dose Titration Phase (1) 23 (1) These Phase 3 dose titration results are only a snap shot and the final data and results from the Phase 3 study, when rel eas ed, could differ from such results

24 • The study intends to show the superiority of APL - 130277 compared with placebo • CTH - 300 study is well powered to demonstrate statistical significant reduction in MDS - UPDRS Part III with 80 patients randomized CTH - 300: Phase 3 Efficacy Study Powering 24

25 • APL - 130277 was well tolerated • ALP - 130277 demonstrated a robust improvement in motor function • APL - 103277 turned a significant number of patients from OFF to ON CTH - 300: DTP Conclusions (1) 25 (1) These Phase 3 dose titration results are only a snap shot and the final data and results from the Phase 3 study, when rel eas ed, could differ from such results

26 26 CTH - 301 Safety Study Design Trial Overview: • N=up to 200 Patients with 6 - months safety data • ~66 Centres in North America & UK • Patients completing CTH - 300 are eligible to rollover into CTH - 301 • First Patient In = September 2015 • Top Line Data = H1 2017 Secondary Endpoints: • Percent of OFF Episodes resolved at home • Time to ON at home • Mean change from baseline in MDS - UPDRS Part III at 15, 30, 45, 60, 90 minutes post dose • Percent of patients ON at 30 minutes • Duration of ON • Activities of Daily Living (MDS - UPDRS Part II) • Quality of Life (PDQ - 39) Primary Endpoint: • Safety • ECG, Oral Tolerability, AE’s

27 Agenda 27 Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience with SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A

28 APL - 130277 European Clinical Program Overview Albert Agro, Ph.D. Chief Medical Officer 28

29 • Expect to conduct an active comparator study with SC apomorphine • Plan to randomize up to 80 patients in a 4 - week open label crossover study • Will assess functional endpoints rather than scale - based endpoints, including the duration of ON, preference and ease - of - use of APL - 130277, the use of patient diaries, and tolerability of APL - 130277 • The effect of apomorphine is well - established and the benefit of a sub - lingual application is apparent • Agree that anti - emetic use should be limited during the study EMA Advice Summary Based on Recent Meetings 29 Based on current trial timing, the European clinical trial is expected to commence in the fourth quarter of 2016 d

30 30 CTH - 302: Current European Clinical Trial Plan Part A Dose Titration Part B Open Label, Crossover Dual Titration Randomization SC repeated dosing Washout APL - 130277 repeated dosing 28 Days 7 Days 28 Days SC repeated dosing Washout APL - 130277 repeated dosing Dosing 56 Days

31 Agenda 31 Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience w/SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A

32 Landscape / Unmet Need / Global Experience with SC Apomorphine C. Warren Olanow , M.D. 32

33 Agenda 33 Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience w/SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A

34 EU Experience with On - Demand Apomorphine Fabrizio Stocchi , M.D., Ph.D. 34

35 Agenda 35 Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience w/SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A

36 Commercial Opportunity / Commercial Preparedness / Corporate Update Anthony Giovinazzo President & CEO 36

37 APL - 130277 Addresses Significant Unmet Need and Large Patient Population Looking for Convenient and Efficacious Therapy The OFF Market is Large with Prevalence of PD Increasing (1) CIA World Fact Book, deLau LM, Breteler MM (June 2009) “Epidemiology of Parkinson’s Disease” (2) Rizos A et. al. "Characterizing motor and non - motor aspects of early - morning off periods in Parkinson's disease: An international mul ticenter study,” 2014 (3) Estimates are based on management beliefs and publicly available research. See “Risk Factors - The market for our product candidate may not be as large as we expect” in the Company’s Form 10 - Q for the quarter ended March 31, 2016 filed with the U.S. Securities and Exchange Commission on May 11 , 2016. ~400K patients (~40% of PD Patients in the U.S.) Addressable Market (3) : Assumptions Underlying Our Addressable Market N Y0086JT 632652 F unne l .AI ( G r adie n ts done in PP T ) >1mm PD patients in U.S. (1) 600,000 PD Patients suffer OFF episodes (2) Patients that suffer at least one OFF episode per day (3) Today • ~60% of PD patients suffer morning OFF episodes (2) • Cynapsus believes nearly all patients that suffer morning OFF episodes suffer other types of OFF episodes PD Patients with OFF Episodes PD Patients In Need of OFF Episodes Treatment Recent Michael J. Fox Foundation Survey of 3,000 Parkinson's patients found that 90% suffer OFF episodes and that 65% suffer at least 2 hours OFF daily • Of addressable population of ~400,000 patients: - ~20% are considered mild (experiencing one OFF episode per day) - ~55% are moderate (experiencing two OFF episodes per day) - ~25% are advanced (experiencing three or more OFF episodes per day) Commercialization Strategy • ~100 targeted sales representatives expected to focus on high - prescribing general neurologists and ~1,200 movement disorder specialists in the U.S. • Potential for ex - U.S. development/ commercial partner(s) • If 30% of addressable patients use APL - 130277 for morning OFF, an estimated 48 million strips would be used annually • If 50% of these patients use an additional strip daily, 72 million strips would be used annually • If 25% use a third strip, 84 million strips would be used annually 37

38 38 High Level of Awareness of Off Episodes Among PD Patients (1) ~92% of PD patients report experiencing OFF episodes at least once per day Average Number of OFF Episodes/Day by Impairment Level Patients experience an average of 2 episodes per day, with severe impairment patients experiencing twice as many episodes (2.8/day) as mild impairment (1.4/day) patients. Number of Episodes/Day 8% 25% 30% 23% 13% (1) Campbell Alliance Primary Research – Parkinson’s Patients and Caregivers Nov 2015; n=120 Diagnosis Rate (Patient/Caregiver)

39 39 Considerable Under - Representation of OFF Incidence by Physicians (1) Physician Underrepresentation Factor 1.16 1.80 1.97 Better communication between physicians and patients and increased physician education will be necessary to raise physician awareness of the frequency OFF episodes. (1) Campbell Alliance Primary Research 120 PD patients and 102 HCPs, Nov 2015

40 In 2016 and 2017 we will begin to finalize our launch approach: 40 US Commercialization Activities (2016 and 2017) Develop APL - 130277 Positioning, Messaging, and Branding Conduct Detailed Tactical Planning Finalize APL - 130277 Pricing Strategy Build Or Acquire Commercial Infrastructure 1 2 3 4

41 41 Expect to Enter Market with Approximately 100 to 125 Sales Representatives Prescribing Universe • 8,664 Neuros • 61,581 PCPs/Other High Frequency • 94,543 calls • 866 call cap Target Universe • 3,475 Neuros • 1,218 PCPs/Other Field Force Sizing Algorithm Under High Frequency Model Approximately 100 to 125 Reps

42 • Ongoing contact with key opinion leaders in Europe • Advice sought from EMA • Inclusion of Health Economic endpoints in CTH - 300, CTH - 301, CTH - 302 • Comparator trial against Apo - Go with superiority as endpoint • EU Physician survey complete • EU Payer advisory board held 42 EU Commercial Preparation

43 Financial Position (as of March 31, 2016) Cash • USD $68.6 million Share Capital • 12,309,366 common shares • 3,096,506 warrants • 1,045,085 options • 16,450,957 Total (Fully Diluted) Stock symbols: Nasdaq (CYNA), TSX (CTH) Number of Warrants Exercise Price CAD$/Share Exercise Trigger (1) CAD$/Share Gross Proceeds If Exercised CAD$ 11,875 16.00 24.00 190,000 21,638 10.00 - 216,380 745,209 9.20 22.08 6,855,923 2,317,784 12.96 31.20 30,038,481 CAD$ 37,300,784 ~USD $30,000,000 (1) Subject to certain exceptions, warrants are cancellable if not exercised within 30 days notice from Cynapsus that the st ock price has been ≥ the trigger price for 20 consecutive trading days 43

44 • MonoSol Rx has key issued industry - leading patents and pending patent applications as well as significant expertise and know - how in film technology • Agreement includes a license to 31 granted US patents, 45 foreign granted patents, and numerous pending applications • Bolsters IP estate surrounding APL - 130277, including potential to list additional patents in the Orange Book MonoSol Rx Intellectual Property Licensing Agreement 44 Strategic Worldwide IP Licensing Agreement signed in April 2016

45 Agenda 45 Welcome Introduction APL - 130277 Development Update EU Development Plan Landscape / Unmet Medical Need / Global Experience w/SC Apomorphine EU Experience with On - Demand Apomorphine Commercial Opportunity / Commercial Preparedness / Corporate Update Q&A

Thank you! www.cynapsus.ca Analyst & Investor Day New York, NY July 19, 2016